2014 Fourth Quarter and Year End Conference Call March 10, 2015

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company and/or Gateway Insurance Company (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

Atlas Snapshot 3 NASDAQ: AFH (at 12/31/2014) Corporate Headquarters Elk Grove Village, IL(Chicago suburb) Subsidiaries / Brands (see logos below) American Country Insurance Company American Service Insurance Company, Inc. Gateway Insurance Company (including Alano) Global Liberty Insurance Company of NY Core Target Markets Taxi / Limo / Paratransit Cash and Investments $180.0 million Total Assets $283.9 million Total Shareholders’ Equity $109.4 million Common Shares Outstanding 11.8 million basic / 12.2 million diluted Book Value Per Common Share $9.08

• Increased 31.6% in 2014 to $122.4 million • Core commercial auto business increased by at least 30% - 50% in every quarter in 2014 on a year–over-year basis GPW • Premium related to core products was written in 40 states in 2014 • Nationwide platform with multiple licenses serves as foundation for vertical growth Geographic Expansion 2014 Milestones  Global Liberty Acquisition  Record gross premiums written / EPS  Recapture and renewal business represents approximately 77% in-force  Nationwide market share grew to more than 5% Positive growth trajectory: All operating metrics demonstrating continued momentum • 90.7% for the full year 2014 • 7th straight quarter under 95% Combined Ratio • Operating income for year was $12.2 million in 2014 • $1.08 per diluted common share, or 93% increase over prior year Operating Income • Ended 2014 with annualized Return on Equity of 16.4% in Q4*ROE Year End Milestones 4 Future Expectations Potential to write $400 million without disproportionate market share  Significant portion of growth from re-capture and renewal business  Addressable market grew almost 20% in past two years to $2 Billion * Excludes the effect of reduction in valuation allowance against deferred tax assets (DTAs) and non-recurring cost related to acquisition

5 Premium Growth GPW increased by 19.4% to $26.4 million • GPW increased 54.1% in core light commercial auto business Strong Underwriting Results Combined ratio improved by 3.1 percentage points year- over-year to 88.4% Book Value Growth Atlas has increased book value in each of the past 9 quarters • $9.08 at 12/31/2014 compared to $6.54 at 12/31/2013 and $8.24 at 9/30/2014 % Growth 19.4% 87.1% 334.7%* 38.8%* 2014 Fourth Quarter Underwriting / Financial Highlights $26.4 $22.1 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 Q4 2014 Q4 2013 Gross Written Premium $4.0 $2.2 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q4 2014 Q4 2013 Operating Income $9.5 $2.2 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 Q4 2014 Q4 2013 Net Income $9.08 $6.54 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 Q4 2014 Q4 2013 Book Value * Includes effect of reduction in valuation allowance against deferred tax assets (DTAs)

Considerable Underwriting Margin Improvement Since 2013 U.S. IPO 6 Combined Operating Ratio (“COR”) 98.1% 95.0% 93.9% 91.4% 93.5% 91.9% 89.6% 88.4% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014

Geographic Expansion • Distributing products in 40 states plus Washington D.C. • Licensed to write P&C insurance in 49 states and the District of Columbia • Currently distributing in all states that meet established criteria – market size – Competitive environment – Underwriting profit 7 Atlas 2011 Atlas 2014

New York 24% Illinois 11% Michigan 8%California 8% Minnesota 5% Louisiana 5% Ohio 4% Texas 4% Virginia 3% South Carolina 3% Other 25% Geographic Diversification 8 Gross premium written by state (%) Year Ended 12/31/2014 Includes impact of excess taxi program, which historically renews in Atlas’ third quarter Gross Premium Written by State ($ in '000s) Year Ended December 31, 2014 2013 New York $ 28,977 23.7% $ 20,602 22.1 % Illinois 12,947 10.6% 11,244 12.1 % Michigan 10,104 8.3% 8,401 9.0 % California 9,417 7.7% 3,655 3.9 % Minnesota 6,770 5.5% 4,649 5.0 % Louisiana 6,053 4.9% 5,523 5.9 % Ohio 4,995 4.1% 3,334 3.6 % Texas 4,702 3.8% 7,507 8.1 % Virginia 3,865 3.2% 2,516 2.7 % South Carolina 3,758 3.1% 2,034 2.2 % Other 30,844 25.1% 23,595 25.4 % Total $ 122,432 100.0% $ 93,060 100.0 % Atlas’ commitment to expanding geographically resulted in 23 states with more than $1 million in written premium in 2014 compared to 19 in 2013.

Operating Activities: Steady Growth in Submissions / VIF (commercial business only) New Business Submissions (Monthly Vehicles Submitted) 9 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Actual Last Year Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec VIF 2014 - Actual 24,910 25,884 26,324 25,735 26,101 26,589 27,384 27,769 28,547 29,100 29,972 30,404 VIF 2013 - Actual 11,744 12,833 13,506 14,220 15,325 15,749 16,180 17,100 18,087 19,404 20,777 21,967 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Vehicles in Force

0 50 100 150 200 250 300 350 New Agents Existing Agents Bound/Application Ratio Operating Activities: Consistent Binding Strategy (commercial business only) Current target of 60%. Continuing incremental application volume from new and existing agents 10 Note: Stacked Line 0% 10% 20% 30% 40% 50% 60% 70% 80% 90%

Market Overview 11

Current Market – Explaining the Dynamics of Commercial Auto 12 Commercial Auto: Annual GPW of $26.8 Billion* 6th Largest Business Line by Total Industry Premiums Fragmented: Top 10 carriers represent less than 50% of the market Light Commercial Auto: $2 Billion** * Source: SNL, 2013 Direct Written Premiums ** Source: AFH estimates based on market analysis Commercial Auto Premiums, Top 10 Companies $ in millions Travelers Companies Inc. $ 1,978,649 Progressive Corp. $ 1,779,528 Nationwide Mutual Group $ 1,527,501 Liberty Mutual $ 1,524,882 Zurich Insurance Group $ 1,238,757 American International Group $ 930,862 Old Repub International Corp. $ 875,705 Auto-Owners Insurance Co. $ 571,399 Hartford Financial Services $ 552,768 Cincinnati Financial Corp. $ 513,603 11 Through 25 $ 7,992,184 All Other Companies $ 7,367,666 Total $ 26,853,504 Near term focus on transactions within current niche markets to accelerate progress towards proportionate market share (Key Point: Select Target Market) • 20% of $2 billion subset of Commercial Auto • $400M of Premiums Written • At proportionate market share, Atlas would still not be top 10 in commercial auto Atlas’ stated goal: Current target market:

Correcting Pricing Misconceptions • Atlas is continuing to see steady rate increases across all lines within its light commercial base (Taxi / Para-transit / Livery) • Company is now beginning to see full effects of competitors exiting its niche market 13 Small Accounts Medium Accounts Large Accounts Average Fourth Quarter 2014 1.1% -0.9% -2.2% -0.7% Third Quarter 2014 1.1% 0.3% -1.1% 0.1% Second Quarter 2014 1.2% -0.2% -2.6% -0.5% First Quarter 2014 3.0% 1.6% -0.1% 1.5% Fourth Quarter 2013 2.6% 2.4% 1.4% 2.1% High (2001,Q4) 20.8% 31.7% 33% 28.5% Low (2007,Q3) -10% (2008, Q1) -15% -15.9% -13.3% Majority of Atlas’ Target Market are Individual Entrepreneurs and Small Fleet Operators; Overall rate decline driven by larger accounts / Property BY LINE: Commercial Auto Fourth Quarter 2014 3.0% Third Quarter 2014 2.6% Second Quarter 2014 1.7% First Quarter 2014 3.3% Fourth Quarter 2013 3.0% High 28.6% Low --11.6%

0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% Retention and what it means to AFH Renewal Retention (Policy Count) Target of 85% based on current market conditions. Retention above 90% in Q3 ’13 supported incremental rate activity in Q4. 14

Loss Ratio 70% Historical results from Atlas’ insurance subsidiaries have continued to produce loss ratios in the 70% range during soft market cycles Combined Ratio of 95 – 97%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 34-35%2 After tax ROE: 8% - 11% Loss Ratio 60% Consistent with Atlas ‘ current loss ratio of 62.2% in Q3 2014. Combined Ratio will drop as expenses continue to trend towards the following range. Combined Ratio of 85 – 87%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 34-35%2 After tax ROE: 21% - 24% Loss Ratio 50% Loss ratios for the insurance companies we own were in the low 50’s for multiple years in prior hard market cycles. Combined Ratio of 75 – 77%1 Current Investment Yield of 2.0% on total portfolio of 1.5X net premium earned Tax rate of 34-35%2 After tax ROE: 34% - 37% Impact of Pricing Progression for Atlas Financial Niche insurance business that produces underwriting profits through all market cycles 1 Assumptions: Expense ratio of between 25-27% (Acquisition Costs = 15% / OUE = 10-12%) Company operating at efficient scale with 2:1 NWP Surplus Ratio 2 Based on existing DTA’s, the 1st $2.6 mil of income is tax free from a cash perspective through 2032. 15 Carried loss ratio is 61.7 (Q4 2014) with new business pricing in mid to high 50’s

Financial Highlights 16

Q4 2014 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 19.4% to $26.4 million, including an increase of 54.1% in core commercial auto accounts with 1 – 10 units • Underwriting results improved to $3.2 million, an 80.8% increase • Income before taxes was $3.6 million, or $0.29 per diluted share • Net income increased to $9.5 million * from $2.2 million • Earnings per diluted common share were $0.77*, compared to $0.22 • Operating income was $0.33 per diluted common share • Combined ratio declined by 3.0 percentage points to 88.4% 17 Three Month Period Ended Dec. 31, 2014 Dec. 31, 2013 Loss ratio 61.7% 63.3 % Acquisition cost ratio 13.9% 14.7 % Other underwriting expense ratio 12.8% 13.4 % Combined ratio 88.4% 91.4% * Includes effect of reduction in valuation allowance against deferred tax assets (DTAs)

18 Detailed Impact of Changes to Book Value per Common Share YTD 2014 Book Value Changed by $2.54 relative to December 31, 2013 Impacted by: $0.94 Increase related to issuance of 2,161,000 common shares during Q2 2014 0.67 Increase in net income after tax 0.13 Increase related to change in unrealized gains/losses after tax 0.83 Increase related to change in DTA valuation allowance (0.02) Reduction due to share-based compensation (0.01) Accumulated preferred stock dividends $2.54 Total Change From December 31, 2013 Book Value per Common Share Book Value per Common Share (in '000s, except for shares and per share data) Dec 31, 2014 December 31, 2013 Shareholders' equity $109,399 $63,698 Less: Preferred stock in equity 2,000 2,000 Less: Accumulated dividends on preferred stock 184 90 Common equity $107,215 $61,608 Shares outstanding (includes Restricted Stock Units) 11,808,624 9,424,734 Book value per common share outstanding $9.08 $6.54

• Attractive investment leverage • Long Term Debt-free balance sheet • Acquisitions with adverse development protection ($ in millions) December 31, 2014 December 31, 2013 Cash and Investments $180.0 $139.9 Total Assets $283.9 $219.3 Claim Reserves (Gross of Reinsurance) (1) (2) $102.4 $101.4 Unearned Premiums $58.9 $44.2 Total Shareholders’ Equity $109.4 $63.7 19 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection (3) Recently acquired Global Liberty included $4 million of adverse development protection Strong Balance Sheet

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (4.2 years) Investment Portfolio • As of December 31, 2014, total investments equaled $143.4 million, of which fixed income consisted of 88.5% • Predominantly corporate and government bonds • Average S&P rating of AA • 87.4% A or better 20 Government 14% Corporate 31% Mortgage Backed 33% Other Asset Backed 11% Other Investments 10% Equities 1% Investment Portfolio (12/31/2014) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc. and Gateway Insurance Company Credit Ratings of Fixed Income Securities Portfolio ($ in '000s) As of December 31, 2014 2013 Amount % of Total Amount % of Total AAA/Aaa $ 77,856 61.3% $ 76,616 59.8 % AA/Aa 10,897 8.6% 12,733 10.0 % A/A 22,206 17.5% 23,624 18.5 % BBB/Baa 15,990 12.6% 14,995 11.7 % Total Securities $ 126,949 100.0% $ 127,968 100.0%

Outlook for 2015 21

Concluding Remarks Early Stages of Multi-year Growth Strategy • Company’s goal is focused on maximizing ROE potential in current market cycle • Expect to exceed previously discussed $200 million in gross premiums written in 2015 • $400 million in written premium is proportionate share Expanding Margins • Q4 2014 Combined Ratio improved 300 bps year-over-year and 970 bps in past 24 months • Targets imply meaningful additional margin expansion with increased scale Cyclical Tailwinds • Market showing signs of entering a hard market • In previous hard market, Atlas’ core business experienced loss ratios in low 50’s four consecutive years • Atlas’ current loss ratio approaching 60% (61.7% in Q4 2014) and pricing to better than 60% Operating in Unique Niche Within Commercial Auto • Hyper-cyclical relative to broader commercial auto • Above average underwriting expectations based on hyper-focus M&A Opportunities to Accelerate Growth • Global Liberty Acquisition Expected to Accelerate Pace to Proportionate Market Share • Leverage core-competencies to identify future opportunities appropriate to market-cycle 22

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Terry Downs Associate TDowns@equityny.com 212-836-9615 Nasdaq: AFH